Exhibit 99.2

Q1 2022 QUARTERLY SUPPLEMENTAL INFORMATION Broadstone Net Lease, Inc. (NYSE: BNL) is a Real Estate Investment Trust (REIT) that acquires, owns, and manages single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. www.broadstone.com

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 2

About the Data

This data and other information described herein are as of and for the three months ended March 31, 2022 unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with Broadstone Net Lease, Inc.'s Quarterly Report on Form 10-Q for the three months ended March 31, 2022, including the financial statements and the management's discussion and analysis of financial condition and results of operations sections.

Forward Looking Statements

Information set forth herein contains forward-looking statements, which reflect our current views regarding our business, financial performance, growth prospects and strategies, market opportunities, and market trends. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "could," "seeks," "approximately," "projects," "predicts," "intends," "plans," "estimates," "anticipates," or the negative version of these words or other comparable words. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the COVID-19 pandemic and its related impacts on us and our tenants, general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, and property acquisitions and the timing of these acquisitions. These and other risks, assumptions, and uncertainties are described in our filings with the SEC, which are available on the SEC's website at www.sec.gov.

You are cautioned not to place undue reliance on any forward-looking statements included herein. All forward-looking statements are made as of the date of this document and the risk that actual results, performance, and achievements will differ materially from the expectations expressed or referenced herein will increase with the passage of time. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 3

Company Overview

Broadstone Net Lease, Inc. (NYSE:BNL) (the "Company," "BNL," "us," "our" and "we") is a real estate investment trust ("REIT") that acquires, owns, and manages primarily single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. Since our inception, we have selectively invested in real estate across the industrial, healthcare, restaurant, retail, and office property types. We target properties with credit worthy tenants in industries characterized by positive business drivers and trends, where the properties are an integral part of the tenants' businesses and there are opportunities to secure long-term net leases. Through long-term net leases, our tenants are able to retain operational control of their strategically important locations, while allocating their debt and equity capital to fund core business operations rather than real estate ownership.

Executive Team

Christopher J. Czarnecki

Chief Executive Officer, President, and Director

Ryan M. Albano

Executive Vice President and Chief Financial Officer

John D. Moragne

Executive Vice President and Chief Operating Officer

John D. Callan, Jr.

Senior Vice President, General Counsel, and Secretary

Michael B. Caruso

Senior Vice President, Corporate Finance & Investor Relations

Timothy D. Dieffenbacher

Senior Vice President, Chief Accounting Officer, and Treasurer

Kevin M. Fennell

Senior Vice President, Capital Markets & Credit Risk

Laurier James Lessard, Jr.

Senior Vice President, Asset Management

Roderick A. Pickney

Senior Vice President, Acquisitions

Molly Kelly Wiegel

Senior Vice President, Human Resources

Andrea T. Wright

Senior Vice President, Property Management

Board of Directors

Laurie A. Hawkes

Chairman of the Board

Christopher J. Czarnecki

Chief Executive Officer and President

Denise Brooks-Williams

Michael A. Coke

David M. Jacobstein

Agha S. Khan

Shekar Narasimhan

Geoffrey H. Rosenberger

James H. Waters

Company Contact Information

Michael Caruso
SVP, Corporate Finance & Investor Relations

michael.caruso@broadstone.com

585-402-7842

Transfer Agent

Computershare Trust Company, N.A.

150 Royall Street

Canton, Massachusetts 02021

800-736-3001

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 4

Quarterly Financial Summary

(unaudited, dollars in thousands, except per share data)

	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
Financial Summary
Investment in rental property	$4,431,929	$4,234,544	$4,110,958	$3,954,597	$3,794,850
Less accumulated depreciation	(454,122)	(430,141)	(407,354)	(390,236)	(369,683)
Investment in rental property, net	3,977,807	3,804,403	3,703,604	3,564,361	3,425,167
Cash and cash equivalents	54,103	21,669	16,182	78,987	10,205
Restricted cash	11,444	6,100	3,895	8,021	8,145
Total assets	4,852,520	4,618,648	4,501,972	4,423,611	4,206,045
Unsecured revolving credit facility	266,118	102,000	—	—	15,000
Mortgage, net	96,141	96,846	97,530	105,748	106,559
Unsecured term loans, net	586,884	646,671	646,458	910,994	910,732
Senior unsecured notes, net	843,990	843,801	843,665	472,637	472,551
Total liabilities	1,961,200	1,877,510	1,785,847	1,700,103	1,713,348
Total Broadstone Net Lease, Inc. stockholders' equity	2,724,641	2,577,292	2,552,004	2,554,653	2,312,532
Total equity (book value)	2,891,320	2,741,138	2,716,125	2,723,508	2,492,697

Revenues	93,841	92,642	122,777	84,759	82,698
General and administrative - other	7,899	7,501	7,628	7,704	8,864
Stock based compensation	929	1,025	924	951	1,769
General and administrative	8,828	8,526	8,552	8,655	10,633
Total operating expenses	48,162	46,649	76,065	44,452	47,963
Interest expense	16,896	16,997	15,611	15,430	16,108
Net income	28,441	32,226	30,522	22,820	23,960
Net earnings per common share, diluted	$0.16	$0.19	$0.18	$0.14	$0.15

FFO	61,504	62,152	91,947	50,184	51,929
FFO per share, diluted	$0.35	$0.36	$0.54	$0.32	$0.33
Core FFO	64,076	62,232	59,769	55,816	52,606
Core FFO per share, diluted	$0.37	$0.36	$0.35	$0.35	$0.33
AFFO	60,401	58,692	55,836	52,024	49,410
AFFO per share, diluted	$0.35	$0.34	$0.33	$0.33	$0.31

Net cash provided by operating activities	59,104	57,619	88,303	47,235	51,780
Net cash (used in) provided by investing activities	(207,678)	(133,925)	(205,667)	(175,051)	(67,661)
Net cash provided by (used in) financing activities	186,352	83,998	50,433	196,474	(76,497)
Distributions declared	48,115	45,857	43,423	43,484	39,653
Distributions declared per diluted share	$0.265	$0.265	$0.255	$0.255	$0.250

Portfolio Metrics
Properties	752	726	696	684	661
Rentable square feet	32.8M	32.2M	31.4M	30.2M	28.4M
Occupancy	99.8%	99.8%	99.8%	99.7%	99.7%
Weighted average remaining lease term (years)	10.5	10.5	10.6	10.4	10.6

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 5

Balance Sheet

(unaudited, in thousands)

	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Assets
Accounted for using the operating method:
Land	$709,962	$655,374	$616,917	$597,779	$572,381
Land improvements	300,300	295,329	291,045	291,981	282,426
Buildings and improvements	3,381,990	3,242,618	3,161,728	3,023,490	2,898,615
Equipment	10,422	11,870	11,870	11,870	11,870
Total accounted for using the operating method	4,402,674	4,205,191	4,081,560	3,925,120	3,765,292
Less accumulated depreciation	(454,122)	(430,141)	(407,354)	(390,236)	(369,683)
Accounted for using the operating method, net	3,948,552	3,775,050	3,674,206	3,534,884	3,395,609
Accounted for using the direct financing method	28,684	28,782	28,830	28,911	28,991
Accounted for using the sales-type method	571	571	568	566	567
Investment in rental property, net	3,977,807	3,804,403	3,703,604	3,564,361	3,425,167
Cash and cash equivalents	54,103	21,669	16,182	78,987	10,205
Accrued rental income	120,117	116,874	112,163	109,278	105,674
Tenant and other receivables, net	1,160	1,310	940	618	1,022
Prepaid expenses and other assets	22,525	17,275	13,819	18,846	18,862
Interest rate swap, assets	8,944	—	—	—	239
Goodwill	339,769	339,769	339,769	339,769	339,769
Intangible lease assets, net	311,277	303,642	301,046	296,134	288,592
Debt issuance costs – unsecured revolving credit facility, net	7,427	4,065	4,658	5,250	5,842
Leasing fees, net	9,391	9,641	9,791	10,368	10,673
Total assets	$4,852,520	$4,618,648	$4,501,972	$4,423,611	$4,206,045
Liabilities and equity
Unsecured revolving credit facility	$266,118	$102,000	$—	$—	$15,000
Mortgages, net	96,141	96,846	97,530	105,748	106,559
Unsecured term loans, net	586,884	646,671	646,458	910,994	910,732
Senior unsecured notes, net	843,990	843,801	843,665	472,637	472,551
Interest rate swap, liabilities	1,154	27,171	36,196	46,335	43,662
Earnout liability	—	—	—	10,063	6,385
Accounts payable and other liabilities	40,611	38,038	35,732	32,279	31,743
Dividends payable	47,682	45,914	43,874	43,184	39,329
Accrued interest payable	9,845	6,473	9,895	3,885	9,896
Intangible lease liabilities, net	68,775	70,596	72,497	74,978	77,491
Total liabilities	1,961,200	1,877,510	1,785,847	1,700,103	1,713,348
Equity
Broadstone Net Lease, Inc. stockholders' equity:
Preferred stock, $0.001 par value	—	—	—	—	—
Common stock, $0.00025 par value	42	41	40	40	36
Additional paid-in capital	3,056,560	2,924,168	2,895,219	2,890,131	2,625,320
Cumulative distributions in excess of retained earnings	(336,988)	(318,476)	(305,665)	(293,622)	(274,140)
Accumulated other comprehensive loss	5,027	(28,441)	(37,590)	(41,896)	(38,684)
Total Broadstone Net Lease, Inc. stockholders’ equity	2,724,641	2,577,292	2,552,004	2,554,653	2,312,532
Non-controlling interests	166,679	163,846	164,121	168,855	180,165
Total equity	2,891,320	2,741,138	2,716,125	2,723,508	2,492,697
Total liabilities and equity	$4,852,520	$4,618,648	$4,501,972	$4,423,611	$4,206,045

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 6

Income Statement Summary

(unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Revenues
Lease revenues, net	$93,841	$92,642	$122,777	$84,759	$82,698
Operating expenses
Depreciation and amortization	34,290	33,476	36,682	31,225	30,713
Property and operating expense	5,044	4,440	4,842	4,572	4,605
General and administrative	8,828	8,526	8,552	8,655	10,633
Provision for impairment of investment in rental properties	—	207	25,989	—	2,012
Total operating expenses	48,162	46,649	76,065	44,452	47,963
Other income (expenses)
Interest income	—	6	—	6	5
Interest expense	(16,896)	(16,997)	(15,611)	(15,430)	(16,108)
Cost of debt extinguishment	—	—	(242)	—	(126)
Gain on sale of real estate	1,196	3,732	1,220	3,838	4,733
Income taxes	(412)	(457)	(473)	(301)	(413)
Change in fair value of earnout liability	—	—	(1,059)	(5,604)	1,124
Other (expenses) income	(1,126)	(51)	(25)	4	10
Net income	28,441	32,226	30,522	22,820	23,960
Net income attributable to non-controlling interests	(1,683)	(1,935)	(1,824)	(1,606)	(1,737)
Net income attributable to Broadstone Net Lease, Inc.	$26,758	$30,291	$28,698	$21,214	$22,223

Weighted average number of common shares outstanding
Basic[1]	163,809	161,545	159,226	146,119	145,338
Diluted[1]	174,288	172,094	169,587	157,430	156,724
Net earnings per common share[2]
Basic and diluted	$0.16	$0.19	$0.18	$0.14	$0.15

1 Excludes 370,539, 373,678, 378,244, 386,772, and 334,413 weighted average shares of unvested restricted common stock for the three months ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021, and March 31, 2021, respectively.

2 Excludes $0.1 million from the numerator for the three months ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021, and March 31, 2021, related to dividends declared on shares of unvested restricted common stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 7

Funds From Operations (FFO), Core Funds From Operations (Core FFO), and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2022		December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Net income	$28,441		$32,226	$30,522	$22,820	$23,960
Real property depreciation and amortization	34,259		33,451	36,656	31,202	30,690
Gain on sale of real estate	(1,196)		(3,732)	(1,220)	(3,838)	(4,733)
Provision for impairment of investment in rental properties	—		207	25,989	—	2,012
FFO	$61,504		$62,152	$91,947	$50,184	$51,929
Net write-offs of accrued rental income	1,326		—	1,496	—	442
Lease termination fee	—		—	(35,000)	—	—
Cost of debt extinguishment	—		—	242	—	126
Severance	120		29	—	32	1,243
Change in fair value of earnout liability	—		—	1,059	5,604	(1,124)
Other expenses (income)	1,126	[1]	51	25	(4)	(10)
Core FFO	$64,076		$62,232	$59,769	$55,816	$52,606
Straight-line rent adjustment	(4,934)		(5,321)	(4,930)	(4,979)	(5,074)
Adjustment to provision for credit losses	—		(37)	—	—	(1)
Amortization of debt issuance costs	856		1,022	962	956	914
Amortization of net mortgage premiums	(27)		(26)	(34)	(37)	(35)
Loss (gain) on interest rate swaps and other non-cash interest expense	659		696	85	(42)	(41)
Amortization of lease intangibles	(1,158)		(899)	(940)	(641)	(728)
Stock-based compensation	929		1,025	924	951	1,769
AFFO	$60,401		$58,692	$55,836	$52,024	$49,410

Diluted weighted average shares outstanding[2]	174,288		172,094	169,587	157,430	156,724
Net earnings per diluted share[3]	$0.16		$0.19	$0.18	$0.14	$0.15
FFO per diluted share[3]	0.35		0.36	0.54	0.32	0.33
Core FFO per diluted share[3]	0.37		0.36	0.35	0.35	0.33
AFFO per diluted share[3]	0.35		0.34	0.33	0.33	0.31

1 Amount includes $1.1 million of unrealized foreign exchange loss, primarily associated with our Canadian dollar denominated revolving borrowings.

2 Excludes 370,539, 373,678, 378,244, 386,772, and 334,413 weighted average shares of unvested restricted common stock for the three months ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021, and March 31, 2021, respectively.

3 Excludes $0.1 million from the numerator for the three months ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021, and March 31, 2021, related to dividends declared on shares of unvested restricted common stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 8

EBITDA, EBITDAre, and Other-Non GAAP Operating Measures

(unaudited, in thousands)

	Three Months Ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Net income	$28,441	$32,226	$30,522	$22,820	$23,960
Depreciation and amortization	34,290	33,476	36,682	31,225	30,713
Interest expense	16,896	16,997	15,611	15,430	16,108
Income taxes	412	457	473	301	413
EBITDA	$80,039	$83,156	$83,288	$69,776	$71,194
Provision for impairment of investment in rental properties	—	207	25,989	—	2,012
Gain on sale of real estate	(1,196)	(3,732)	(1,220)	(3,838)	(4,733)
EBITDAre	$78,843	$79,631	$108,057	$65,938	$68,473
Adjustment for current quarter acquisition activity [1]	4,374	2,002	3,534	2,761	1,365
Adjustment for current quarter disposition activity [2]	(79)	(180)	(1,387)	(353)	(278)
Adjustment to exclude non-recurring and other expenses [3]	—	—	—	—	2,100
Adjustment to exclude change in fair value of earnout liability	—	—	1,059	5,604	(1,124)
Adjustment to exclude net write-offs of accrued rental income	1,326	—	1,496	—	442
Adjustment to exclude realized / unrealized foreign exchange loss	1,125	—	—	—	—
Adjustment to exclude cost of debt extinguishments	—	—	242	—	126
Adjustment to exclude lease termination fees	—	—	(35,000)	—	—
Adjusted EBITDAre	$85,589	$81,453	$78,001	$73,950	$71,104
General and administrative	8,825	8,523	8,537	8,650	10,632
Adjusted Net Operating Income ("NOI")	$94,414	$89,976	$86,538	$82,600	$81,736
Straight-line rental revenue, net	(5,456)	(5,611)	(5,789)	(5,245)	(4,762)
Other amortization and non-cash charges	(1,157)	(847)	(616)	(642)	(737)
Adjusted Cash NOI	$87,801	$83,518	$80,133	$76,713	$76,237
Annualized EBITDAre	$315,375	$318,526	$432,221	$263,761	$273,888
Annualized Adjusted EBITDAre	342,356	325,812	311,998	295,808	284,414
Annualized Adjusted NOI	377,657	359,904	346,145	330,410	326,944
Annualized Adjusted Cash NOI	351,202	334,072	320,524	306,863	304,948

1 Reflects an adjustment to give effect to all acquisition during the quarter as if they had been acquired as of the beginning of the quarter.

2 Reflects an adjustment to give effect to all dispositions during the quarter as if they had been sold as of the beginning of the quarter.

3 Amounts include $1.2 million of severance and $0.9 million of accelerated stock-based compensation associated with the departure of executive officers during the three months ended March 31, 2021.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 9

Lease Revenues Detail

(unaudited, in thousands)

	Three Months Ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Contractual rental amounts billed for operating leases	$84,396	$81,482	$78,886	$75,011	$73,245
Adjustment to recognize contractual operating lease billings on a straight- line basis	5,021	5,372	4,942	4,724	4,809
Net write-offs of accrued rental income	(1,326)	—	—	—	(442)
Variable rental amounts earned	186	433	130	114	91
Earned income from direct financing leases	723	725	726	728	730
Interest income from sales-type leases	14	15	14	15	14
Operating expenses billed to tenants	4,735	4,464	4,414	4,196	4,388
Other income from real estate transactions	42	1	33,515	28	5
Adjustment to revenue recognized for uncollectible rental amounts billed, net	50	150	150	(57)	(142)
Total Lease revenues, net	$93,841	$92,642	$122,777	$84,759	$82,698

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 10

Capital Structure

(unaudited, in thousands, except per share data)

EQUITY
Shares of Common Stock	168,750
OP Units	10,323
Common Stock & OP Units	179,073
Price Per Share / Unit at March 31, 2022	$21.78
IMPLIED EQUITY MARKET CAPITALIZATION	$3,900,218
% of Total Capitalization	68.4%
DEBT
Unsecured Revolving Credit Facility - 2026	$266,118
Unsecured Term Loan Facilities	590,000
Unsecured Term Loan - 2024	190,000
Unsecured Term Loan - 2026	400,000
Senior Unsecured Notes	850,000
Senior Unsecured Notes - 2027	150,000
Senior Unsecured Notes - 2028	225,000
Senior Unsecured Notes - 2030	100,000
Senior Unsecured Notes - 2031	375,000
Mortgage Debt - Various	96,434
TOTAL DEBT	$1,802,552
% of Total Capitalization	31.6%
% of Total Debt Floating Rate Debt	8.0%
% of Total Debt Fixed Rate Debt	92.0%
% of Total Debt Secured Debt	5.3%
% of Total Debt Unsecured Debt	94.7%

Total Capitalization	$5,702,770
Less: Cash and Cash Equivalents	(54,103)
Enterprise Value	$5,648,667

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 11

Equity Rollforward

(unaudited, in thousands)

	Shares of Common Stock	OP Units	Total Diluted Shares
Balance, January 1, 2022	162,383	10,323	172,706
ATM offering	6,273	—	6,273
Board of directors fees	12	—	12
Grants of restricted stock awards	142	—	142
Retirement of restricted stock awards	(59)	—	(59)
Forfeiture of restricted stock awards	(1)	—	(1)
Balance, March 31, 2022	168,750	10,323	179,073
Percentage ownership of OP at March 31, 2022	94.2%	5.8%	100%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 12

Debt Outstanding

(unaudited, in thousands)

	Outstanding Balance
	March 31,	December 31,
	2022	2021	Interest Rate	Maturity Date
Unsecured revolving credit facility	$266,118	$102,000	Applicable reference rate + 0.85%	Mar. 2026
Unsecured term loans:
2022 Unsecured Term Loan	—	60,000	one-month LIBOR + 1.00%	Feb. 2022
2024 Unsecured Term Loan	190,000	190,000	one-month LIBOR + 1.00%	Jun. 2024
2026 Unsecured Term Loan	400,000	400,000	one-month LIBOR + 1.00%	Feb. 2026
Total unsecured term loans	590,000	650,000
Unamortized debt issuance costs, net	(3,116)	(3,329)
Total unsecured term loans, net	586,884	646,671
Senior unsecured notes:
2027 Senior Unsecured Notes - Series A	150,000	150,000	4.84%	Apr. 2027
2028 Senior Unsecured Notes - Series B	225,000	225,000	5.09%	Jul. 2028
2030 Senior Unsecured Notes - Series C	100,000	100,000	5.19%	Jul. 2030
2031 Senior Unsecured Public Notes	375,000	375,000	2.60%	Sep. 2031
Total senior unsecured notes	850,000	850,000
Unamortized debt issuance costs and original issuance discount, net	(6,010)	(6,199)
Total senior unsecured notes, net	843,990	843,801
Total unsecured debt, net	$1,696,992	$1,592,472

	Origination	Maturity
	Date	Date	Interest	March 31,	December 31,
Lender	(Month/Year)	(Month/Year)	Rate	2022	2021
Wilmington Trust National Association	Apr-19	Feb-28	4.92%	$46,447	$46,760
Wilmington Trust National Association	Jun-18	Aug-25	4.36%	19,454	19,557
PNC Bank	Oct-16	Nov-26	3.62%	16,989	17,094
T2 Durham I, LLC	Jul - 21	Jul -24	Greater of Prime + 1.25% or 5.00%	7,500	7,500
Aegon	Apr-12	Oct-23	6.38%	6,044	6,249
Total mortgages				96,434	97,160
Debt issuance costs, net				(293)	(314)
Mortgages, net				$96,141	$96,846

Year of Maturity	Revolving Credit Facility	Term Loans	Senior Notes	Mortgages	Total
2022	$—	$—	$—	$2,180	$2,180
2023	—	—	—	7,582	7,582
2024	—	190,000	—	9,760	199,760
2025	—	—	—	20,195	20,195
2026	266,118	400,000	—	16,843	682,961
Thereafter	—	—	850,000	39,874	889,874
Total	$266,118	$590,000	$850,000	$96,434	$1,802,552

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 13

Net Debt Metrics

(unaudited, in thousands)

	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Debt
Unsecured revolving credit facility	$266,118	$102,000	$—	$—	$15,000
Unsecured term loans, net	586,884	646,671	646,458	910,994	910,732
Senior unsecured notes, net	843,990	843,801	843,665	472,637	472,551
Mortgages, net	96,141	96,846	97,530	105,748	106,559
Debt issuance costs	9,419	9,842	10,215	6,625	6,988
Gross Debt	1,802,552	1,699,160	1,597,868	1,496,004	1,511,830
Cash and cash equivalents	(54,103)	(21,669)	(16,182)	(78,987)	(10,205)
Restricted cash	(11,444)	(6,100)	(3,895)	(8,021)	(8,145)
Net Debt	$1,737,005	$1,671,391	$1,577,791	$1,408,996	$1,493,480
Net Debt to Annualized EBITDAre	5.51x	5.25x	3.65x	5.34x	5.45x
Net Debt to Annualized Adjusted EBITDAre	5.07x	5.13x	5.06x	4.76x	5.25x

Covenants

(unaudited)

The following is a summary of key financial covenants for the Company's unsecured credit facility and unsecured term loans and senior notes. The covenants associated with the Revolving Credit Facility, Unsecured Term Loans with commercial banks, and the Series A-C Senior Unsecured Notes, are reported to the lenders via quarterly covenant reporting packages. The covenants associated with the 2031 Senior Unsecured Public Notes are not required to be reported externally to third parties, and are instead calculated in connection with borrowing activity and for financial reporting purposes only. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of March 31, 2022, the Company believes it is in compliance with the covenants.

Covenants	Required	Revolving Credit Facility and Unsecured Term Loans	Senior Unsecured Notes Series A, B, & C	2031 Senior Unsecured Public Notes
Leverage ratio	≤ 0.60 to 1.00	0.34	0.35	Not Applicable
Secured indebtedness ratio	≤ 0.40 to 1.00	0.02	0.02	Not Applicable
Unencumbered coverage ratio	≥ 1.75 to 1.00	7.23	Not Applicable	Not Applicable
Fixed charge coverage ratio	≥ 1.50 to 1.00	4.27	4.27	Not Applicable
Total unsecured indebtedness to total unencumbered eligible property value	≤ 0.60 to 1.00	0.35	0.37	Not Applicable
Dividends and other restricted payments	Only applicable in case of default	Not Applicable	Not Applicable	Not Applicable
Aggregate debt ratio	≤ 0.60 to 1.00	Not Applicable	Not Applicable	0.37
Consolidated income available for debt to annual debt service charge	≥ 1.50 to 1.00	Not Applicable	Not Applicable	5.03
Total unencumbered assets to total unsecured debt	≥ 1.50 to 1.00	Not Applicable	Not Applicable	2.74
Secured debt ratio	≤ 0.40 to 1.00	Not Applicable	Not Applicable	0.02

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 14

Debt Maturities

(unaudited, dollars in millions)

The Company utilizes diversified sources of debt capital including unsecured bank debt, unsecured notes, and secured mortgages (where appropriate).

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 15

Portfolio Activity

Acquisitions

(unaudited, square feet and dollars in thousands)

The following table summarizes the Company's property acquisition activity during 2022.

QTD Q1 2022
Property Type	Number of Properties	Square Feet	Weighted Average Lease Term (years)	Weighted Average Annual Rent Increase	Acquisition Price
Restaurant	16	131	19.5	1.1%	$99,587
Retail	9	224	19.4	1.9%	82,975
Industrial	2	264	18.5	2.1%	27,411
Total Properties	27	619	19.3	1.5%	$209,973
Weighted average initial cash cap rate					5.7%
Weighted average initial GAAP cap rate					6.4%

Dispositions

(unaudited, square feet and dollars in thousands)

The following table summarizes the Company's property disposition activity during 2022.

QTD Q1 2022
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Restaurant	1	8	$3,891	5,212	$3,824
Total Properties	1	8	$3,891	$5,212	$3,824
Weighted average cash cap rate					5.7%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 16

Portfolio at a Glance: Key Metrics

Properties	752
U.S. States	43
Canadian Provinces	4
Total Rentable Sq. Footage	32.8M
Tenants	210
Brands	198
Industries	56
Occupancy (based on SF)	99.8%
Top Ten Tenant Concentration	17.1%
Top Twenty Tenant Concentration	30.0%
Investment Grade (tenant/guarantor)	15.3%
Financial Reporting Coverage[1]	94.2%
Rent Coverage Ratio[2]	3.2x
Weighted Average Annual Rent Increases	2.0%
Weighted Average Remaining Lease Term	10.5 years

1 Includes 9.1% related to tenants not required to provide financial information under the terms of our lease, but whose financial statements are available publicly.

2 Represents rent coverage ratio for Restaurant property type only.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 17

Diversification: Tenants & Brands

(unaudited)

Top 20 Tenants

Tenant	Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Jack's Family Restaurants LP	Quick Service Restaurants	43	$7,166	2.1%	147	0.4%
Red Lobster Hospitality & Red Lobster Restaurants LLC	Casual Dining	21	6,699	1.9%	174	0.5%
Joseph T. Ryerson & Son, Inc	Distribution & Warehouse	11	6,395	1.8%	1,537	4.7%
J. Alexander's, LLC	Casual Dining	16	6,025	1.7%	131	0.4%
Axcelis Technologies, Inc.	Flex and R&D	1	5,991	1.7%	417	1.3%
Hensley & Company	Distribution & Warehouse	3	5,871	1.7%	577	1.8%
BluePearl Holdings, LLC	Animal Health Services	13	5,444	1.6%	165	0.5%
Dollar General Corporation	General Merchandise	55	5,391	1.6%	510	1.6%
Outback Steakhouse of Florida LLC	Casual Dining	22	5,278	1.5%	140	0.4%
Tractor Supply Company	General Merchandise	21	5,269	1.5%	417	1.3%
Total Top 10 Tenants		206	$59,529	17.1%	4,215	12.9%

Krispy Kreme Doughnut Corporation	Quick Service Restaurants/ Food Processing	27	$5,034	1.4%	156	0.5%
Big Tex Trailer Manufacturing, Inc.	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	4,957	1.4%	1,302	4.0%
Siemens Medical Solutions USA, Inc. & Siemens Corporation	Manufacturing/Flex and R&D	2	4,936	1.4%	545	1.7%
Santa Cruz Valley Hospital	Healthcare Facilities	1	4,500	1.3%	148	0.4%
Nestle' Dreyer's Ice Cream Company	Cold Storage	1	4,476	1.3%	310	0.9%
Arkansas Surgical Hospital	Surgical	1	4,366	1.3%	129	0.4%
American Signature, Inc.	Home Furnishings	6	4,224	1.2%	474	1.4%
Cascade Aerospace Inc.	Manufacturing	1	4,150	1.2%	231	0.7%
MEC Mountain Equipment Company Ltd.	General Merchandise	6	4,147	1.2%	199	0.6%
Aventiv Technologies, LLC	Corporate Headquarters	1	3,896	1.2%	154	0.5%
Total Top 20 Tenants		269	$104,215	30.0%	7,863	24.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 18

Top 20 Brands

(unaudited)

Brand	Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Jack's Family Restaurants	Quick Service Restaurants	43	$7,166	2.1%	147	0.4%
Red Lobster	Casual Dining	21	6,699	1.9%	174	0.5%
Ryerson	Distribution & Warehouse	11	6,395	1.8%	1,537	4.7%
Axcelis	Flex and R&D	1	5,991	1.7%	417	1.3%
Hensley	Distribution & Warehouse	3	5,871	1.7%	577	1.8%
BluePearl Veterinary Partners	Animal Health Services	13	5,444	1.6%	165	0.5%
Dollar General	General Merchandise	55	5,391	1.6%	510	1.6%
Bob Evans Farms	Casual Dining/Food Processing	21	5,285	1.5%	281	0.8%
Tractor Supply Co.	General Merchandise	21	5,269	1.5%	417	1.3%
Krispy Kreme	Quick Service Restaurants/ Food Processing	27	5,034	1.4%	156	0.5%
Total Top 10 Brands		216	$58,545	16.8%	4,381	13.4%

Big Tex Trailers	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	$4,957	1.4%	1,302	4.0%
Siemens	Manufacturing/Flex and R&D	2	4,936	1.4%	545	1.7%
Outback Steakhouse	Casual Dining	20	4,566	1.4%	126	0.4%
Wendy's	Quick Service Restaurants	31	4,554	1.3%	89	0.3%
Santa Cruz Valley Hospital	Healthcare Facilities	1	4,500	1.3%	148	0.4%
Nestle'	Cold Storage	1	4,476	1.3%	310	0.9%
Arkansas Surgical Hospital	Surgical	1	4,366	1.3%	129	0.4%
Value City Furniture	Home Furnishings	6	4,224	1.2%	474	1.4%
Taco Bell	Quick Service Restaurants	31	4,172	1.2%	80	0.2%
Cascade Aerospace	Manufacturing	1	4,150	1.2%	231	0.7%
Total Top 20 Brands		327	$103,446	29.8%	7,815	23.8%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 19

Diversification: Property Type

(unaudited, rent percentages based on ABR)

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 20

Diversification: Property Type (continued)

(unaudited)

Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Industrial
Manufacturing	64	$50,797	14.6%	9,147	27.9%
Distribution & Warehouse	45	49,015	14.1%	9,221	28.1%
Food Processing	17	22,881	6.6%	2,636	8.0%
Flex and R&D	7	17,296	5.0%	1,457	4.4%
Cold Storage	4	12,702	3.6%	933	2.9%
Services	21	8,548	2.5%	487	1.5%
Industrial Total	158	161,239	46.4%	23,881	72.8%
Healthcare
Clinical	51	25,735	7.4%	1,049	3.2%
Healthcare Services	28	12,511	3.6%	463	1.4%
Animal Health Services	27	10,352	3.0%	405	1.2%
Surgical	12	10,226	2.9%	329	1.0%
Life Science	9	7,688	2.2%	549	1.7%
Untenanted	1	—	—	18	0.1%
Healthcare Total	128	66,512	19.1%	2,813	8.6%
Restaurant
Casual Dining	102	27,008	7.8%	683	2.1%
Quick Service Restaurants	148	25,022	7.2%	505	1.5%
Restaurant Total	250	52,030	15.0%	1,188	3.6%
Retail
General Merchandise	120	22,784	6.5%	1,633	5.0%
Automotive	66	12,084	3.5%	771	2.4%
Home Furnishings	13	7,030	2.0%	797	2.4%
Untenanted	1	—	—	34	0.1%
Retail Total	200	41,898	12.0%	3,235	9.9%
Office
Corporate Headquarters	7	10,429	3.0%	679	2.0%
Strategic Operations	5	9,691	2.8%	615	1.9%
Call Center	4	5,887	1.7%	391	1.2%
Office Total	16	26,007	7.5%	1,685	5.1%
Total	752	$347,686	100.0%	32,802	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 21

Key Statistics by Property Type

Industrial
Number of properties	158
Square feet (000s)	23,881
Weighted average lease term (years)	10.3
Weighted average annual rent escalation	2.0%

Healthcare
Number of properties	128
Square feet (000s)	2,813
Weighted average lease term (years)	8.6
Weighted average annual rent escalation	2.2%

Restaurants
Number of properties	250
Square feet (000s)	1,188
Weighted average lease term (years)	15.3
Weighted average annual rent escalation	1.9%

Retail
Number of properties	200
Square feet (000s)	3,235
Weighted average lease term (years)	11.2
Weighted average annual rent escalation	1.6%

Office
Number of properties	16
Square feet (000s)	1,685
Weighted average lease term (years)	6.3
Weighted average annual rent escalation	2.5%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 22

Diversification: Tenant Industry
(unaudited)

Industry	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Healthcare Facilities	102	$53,325	15.3%	2,029	6.2%
Restaurants	253	52,801	15.2%	1,230	3.7%
Packaged Foods & Meats	11	16,654	4.8%	1,820	5.5%
Distributors	26	14,690	4.2%	2,561	7.8%
Food Distributors	8	14,403	4.1%	1,786	5.4%
Specialty Stores	31	13,855	4.0%	1,338	4.1%
Auto Parts & Equipment	39	12,634	3.6%	2,387	7.3%
Specialized Consumer Services	47	12,116	3.5%	722	2.2%
Metal & Glass Containers	8	9,898	2.8%	2,206	6.7%
Healthcare Services	18	9,172	2.6%	515	1.6%
Home Furnishing	5	8,955	2.6%	1,785	5.4%
Home Furnishing Retail	16	8,845	2.5%	1,149	3.5%
Aerospace & Defense	7	8,818	2.5%	952	2.9%
General Merchandise Stores	85	8,442	2.4%	765	2.3%
Electronic Components	2	6,806	2.0%	466	1.4%
Other (41 industries)	92	96,272	27.9%	11,039	33.8%
Untenanted properties	2	—	—	52	0.2%
Total	752	$347,686	100.0%	32,802	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 23

Diversification: Geography

(unaudited, rent percentages based on ABR)

PORTFOLIO CONCENTRATION
0.1–3%
3–6%
6–9%
9–11%

TOTAL PROPERTIES: 752 TOTAL STATES/PROVINCES: 43 U.S. states & 4 Canadian provinces

State / Province	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio	State / Province	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
TX	69	$36,443	10.5%	3,502	10.7%	LA	4	3,400	1.0%	194	0.6%
IL	27	21,099	6.1%	2,002	6.1%	NE	6	3,029	0.9%	509	1.6%
WI	35	19,744	5.7%	2,069	6.3%	MD	4	2,966	0.8%	293	0.9%
MI	48	16,700	4.8%	1,545	4.7%	CO	5	2,796	0.8%	134	0.4%
FL	44	16,313	4.7%	849	2.6%	NM	8	2,783	0.8%	96	0.3%
OH	38	15,655	4.5%	1,416	4.3%	MS	8	2,772	0.8%	334	1.0%
CA	10	15,612	4.5%	1,493	4.6%	IA	4	2,754	0.8%	622	1.9%
MN	20	13,733	3.9%	2,244	6.8%	SC	13	2,494	0.7%	308	0.9%
AZ	9	13,213	3.8%	909	2.8%	WV	16	2,480	0.7%	109	0.3%
NC	35	13,023	3.7%	1,308	4.0%	UT	3	2,379	0.7%	280	0.9%
IN	29	12,812	3.7%	1,759	5.4%	CT	2	1,699	0.5%	55	0.2%
TN	48	12,111	3.5%	565	1.7%	MT	7	1,563	0.4%	43	0.1%
AL	52	11,843	3.4%	863	2.6%	NV	2	1,336	0.4%	80	0.2%
GA	31	11,124	3.2%	1,555	4.7%	DE	4	1,154	0.3%	133	0.4%
NY	26	10,660	3.0%	680	2.1%	ND	2	943	0.3%	28	0.1%
MA	5	10,456	3.0%	1,026	3.1%	VT	2	414	0.1%	24	0.1%
OK	21	7,583	2.2%	977	3.0%	WY	1	307	0.1%	21	0.1%
AR	11	7,548	2.2%	283	0.9%	SD	1	81	0.1%	9	0.0%
PA	16	6,960	2.0%	1,026	3.1%	Total US	745	$339,389	97.6%	32,372	98.7%
KY	23	6,573	1.9%	703	2.1%	BC	2	$4,776	1.4%	253	0.8%
KS	11	5,488	1.6%	647	2.0%	ON	3	2,150	0.6%	101	0.3%
VA	17	5,388	1.5%	204	0.6%	AB	1	1,010	0.3%	51	0.1%
NJ	3	4,904	1.4%	366	1.1%	MB	1	361	0.1%	25	0.1%
MO	10	4,822	1.4%	959	2.9%	Total Canada	7	$8,297	2.4%	430	1.3%
WA	15	4,232	1.2%	150	0.5%	Grand Total	752	$347,686	100.0%	32,802	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 24

Lease Expirations

(unaudited, rent percentages based on ABR)

20%
10%
0%
15.3%
8.3%
7.4%
6.8%
6.6%
6.3%
5.5%
5.4%
5.1%
5.4%
5.7%
4.0%
2.4%
1.5%
0.5%
2.3%
1.8%
3.4%
2.0%
2.6%
1.7%
WEIGHTED AVERAGE
REMAINING LEASE TERM: 10.5 YRS
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
Thereafter
Industrial
Healthcare
Restaurant
Retail
Office

Expiration Year	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
2022	1	$1,566	0.5%	46	0.1%
2023	7	5,387	1.5%	538	1.6%
2024	11	14,031	4.0%	1,689	5.2%
2025	20	8,468	2.4%	698	2.1%
2026	35	19,207	5.5%	1,414	4.3%
2027	28	23,482	6.8%	2,019	6.2%
2028	34	22,982	6.6%	2,291	7.0%
2029	71	21,988	6.3%	2,711	8.3%
2030	100	53,209	15.3%	5,099	15.5%
2031	31	7,991	2.3%	707	2.2%
2032	54	28,764	8.3%	3,248	9.9%
2033	50	18,795	5.4%	1,950	5.9%
2034	33	6,200	1.8%	409	1.3%
2035	16	11,728	3.4%	1,552	4.7%
2036	86	25,720	7.4%	2,854	8.7%
2037	24	17,763	5.1%	1,369	4.2%
2038	33	6,840	2.0%	306	0.9%
2039	12	9,145	2.6%	933	2.8%
2040	33	5,945	1.7%	317	1.0%
2041	40	18,815	5.4%	1,637	5.0%
Thereafter	31	19,660	5.7%	963	2.9%
Untenanted properties	2	—	—	52	0.2%
Total	752	$347,686	100.0%	32,802	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 25

Portfolio Occupancy

(unaudited, based on square feet)

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 26

Definitions and Explanations

Adjusted NOI, Annualized Adjusted NOI, Adjusted Cash NOI and Annualized Adjusted Cash NOI: Our reported results and net earnings per diluted share are presented in accordance with accounting principles generally accepted in the United States of America (GAAP). Adjusted NOI and Adjusted Cash NOI are non-GAAP financial measures that we believe are useful to assess property-level performance. We compute Adjusted NOI by adjusting Adjusted EBITDAre (defined below) to exclude general and administrative expenses incurred at the corporate level. Given the net lease nature of our portfolio, we do not incur general and administrative expenses at the property level. To compute Adjusted Cash NOI, we adjust Adjusted NOI to exclude non-cash items included in total revenues and property expenses, such as straight-line rental revenue and other amortization and non-cash items, based on an estimate calculated as if all investment and disposition activity that took place during the quarter had occurred on the first day of the quarter. We then annualize quarterly Adjusted NOI and Adjusted Cash NOI by multiplying each amount by four to compute Annualized Adjusted NOI and Annualized Adjusted Cash NOI, respectively, which are also non-GAAP financial measures. We believe Adjusted NOI and Adjusted Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. We believe that the exclusion of certain non-cash revenues and expenses from Adjusted Cash NOI is a useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by non-cash revenues or expenses. You should not unduly rely on Annualized Adjusted NOI and Annualized Adjusted Cash NOI as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported Adjusted NOI and Adjusted Cash NOI for future periods may be significantly different from our Annualized Adjusted NOI and Annualized Adjusted Cash NOI. Additionally, our computation of Adjusted NOI and Adjusted Cash NOI may differ from the methodology for calculating these metrics used by companies in our industry, and, therefore, may not be comparable to similarly titled measures reported by other companies.

Annualized Base Rent (ABR): We define ABR as the annualized contractual cash rent due for the last month of the reporting period, excluding the impacts of the short-term rent deferrals and abatements agreed to as a result of tenant requests for rent relief related to the COVID-19 pandemic, and adjusted to remove rent from properties sold during the month and to include a full month of contractual cash rent for properties acquired during the last month.

Cash Cap Rate: Cash Cap Rate represents the estimated first year cash yield to be generated on a real estate investment property, which was estimated at the time of investment based on the contractually specified cash base rent for the first full year after the date of the investment, divided by the purchase price for the property.

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre: EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre are non-GAAP financial measures. We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. EBITDA is a measure commonly used in our industry. We believe that this ratio provides investors and analysts with a measure of our performance that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. We compute EBITDAre in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as EBITDA excluding gains (loss) from the sales of depreciable property and provisions for impairment on investment in real estate. We believe EBITDA and EBITDAre are useful to investors and analysts because they provide important supplemental information about our operating performance exclusive of certain non-cash and other costs. Adjusted EBITDAre represents EBITDAre, adjusted to reflect revenue producing acquisitions and dispositions for the quarter as if such acquisitions and dispositions had occurred as of the beginning of the quarter, and to exclude certain GAAP income and expense amounts that are either non-cash, such as cost of debt extinguishments, realized and unrealized gains and losses on foreign currency transactions, or the change in fair value of our earnout liability, or that we believe are one time, or unusual in nature because they relate to unique circumstances or transactions that had not previously occurred and which we do not anticipate occurring in the future, and to eliminate the impact of lease termination fees, and other items that are not a result of normal operations. We then annualize quarterly Adjusted EBITDAre by multiplying it by four to compute Annualized Adjusted EBITDAre. Our reported EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider these measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP.

Funds From Operations (FFO), Core Funds From Operations (Core FFO), and Adjusted Funds From Operations (AFFO): FFO, Core FFO, and AFFO are non-GAAP measures. We believe the use of FFO, Core FFO and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, Core FFO, and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute Core FFO by adjusting FFO to exclude certain GAAP income and expense amounts that we believe are infrequently recurring, unusual in nature, or not related to its core real estate operations, including write-offs or recoveries of accrued rental income, lease termination fees, the change in fair value of our earnout liability, cost of debt extinguishments, unrealized and realized gains or losses on foreign currency transactions, severance, and other extraordinary items. We compute AFFO by adjusting Core FFO for certain non-cash revenues and expenses, including straight-line rents, amortization of lease intangibles, amortization of debt issuance costs, amortization of net mortgage premiums, (gain) loss on interest rate swaps and other non-cash interest expense, stock-based compensation, and other specified non-cash items.

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Definitions and Explanations (continued)

GAAP Cap Rate: GAAP Cap Rate represents the estimated first year GAAP yield to be generated on a real estate investment property, which was computed at the time of investment based on the first full year of rental income computed in accordance with GAAP, divided by the purchase price including capitalized acquisition costs for the property.

Gross Debt: We define Gross Debt as total debt plus debt issuance costs and original issuance discount.

Net Debt: Net Debt is a non-GAAP financial measure. We define Net Debt as our Gross Debt less cash and cash equivalents and restricted cash.

Occupancy: Occupancy or a specified percentage of our portfolio that is "occupied" means as of a specified date the quotient of (1) the total rentable square footage of our properties minus the square footage of our properties that are vacant and from which we are not receiving any rental payment, and (2) the total square footage of our properties.

Rent Coverage Ratio: Rent Coverage Ratio means the ratio of tenant-reported or, when available, management's estimate, based on tenant-reported financial information, of annual earnings before interest, taxes, depreciation, amortization, and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 28